Exhibit (a)(1)(B)
The instructions accompanying this Letter of Transmittal should be read carefully before you complete it. The Depositary, Information Agent, (see back page of this document for addresses and telephone numbers) your broker or other financial advisor will assist you in completing this Letter of Transmittal.
LETTER OF TRANSMITTAL
for tender of Class “A” Shares
of
OPTIMAL GROUP INC.
pursuant to the Offer dated March 31, 2010,
made by
7293411 CANADA INC.
THIS OFFER WILL BE OPEN FOR ACCEPTANCE UNTIL 5:00 P.M. (MONTRÉAL TIME), ON MAY 6, 2010, UNLESS THE OFFER IS EXTENDED OR WITHDRAWN.
This letter of transmittal (the “Letter of Transmittal”) properly completed and duly executed, together with all other documents required by this Letter of Transmittal, must accompany the shares representing the Class “A” shares (“Shares”) in the capital of Optimal Group Inc. (“Optimal”) pursuant to the offer to purchase (“Offer to Purchase”) dated March 31, 2010 made by 7293411 Canada Inc. (the “Offeror”) to purchase the Shares (“Offer”). The Offer will be open for acceptance until 5:00 p.m. (Montréal time) on May 6, 2010 (“Expiry Time”), unless withdrawn or extended.
     The terms and conditions of the Offer to Purchase are incorporated by reference in this Letter of Transmittal. Capitalized terms used but not defined in this Letter of Transmittal have their respective meaning set out in the Offer to Purchase and take-over bid circular accompanying and forming part of the Offer to Purchase (the “Circular”).
     Use this Letter of Transmittal for the tender of Shares. Tendering Shareholders may use this Letter of Transmittal to tender Shares registered in their name. Shareholders may also accept the Offer by following the procedures for book-entry transfer established by CDS Clearing and Depository Services Inc. (“CDS”), provided that the Depositary has received a Book-Entry Confirmation through the CDS on-line tendering system pursuant to which book-entry transfers may be effected. Shareholders may also accept the Offer by following the procedure for book-entry transfers established by the Depository Trust and Clearing Corporation (“DTC”), provided that Book-Entry Confirmation, together with an Agent’s Message in respect thereof, or a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof), together with any required signature guarantees, and any other required documents, are received by the Depositary at its office in Toronto, Ontario, Canada at or prior to the Expiry Time. Any institution that is a participant in DTC’s systems may cause DTC to make a book-entry transfer of a Shareholder’s Shares into the Depositary’s account in accordance with DTC’s procedures for such transfer. However, although delivery of Shares may be effected through book-entry transfer into the Depositary’s account at DTC, either a Letter of Transmittal (or a manually executed facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or an Agent’s Message in lieu of a Letter of Transmittal, any other required documents, must, in any case, be received by the Depositary at its office specified in this Letter of Transmittal prior to the Expiry Time, or the tendering Shareholder must comply with the procedures for guaranteed delivery described under Instruction 2, “Procedure for Guaranteed Delivery” of the Instructions for a valid tender of the Shares by book-entry transfer. Delivery of documents to DTC in accordance with its procedures does not constitute delivery to the Depositary. See Section 3 of the Offer, “Manner of Acceptance – Book-Entry Transfer”.
     A Shareholder who wishes to tender Shares pursuant to the Offer and whose Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee in order to take the necessary steps to tender such Shares pursuant to the Offer.

     Shareholders who wish to tender Shares pursuant to the Offer and (i) whose Share Certificate(s) representing such Shares are not immediately available, (ii) Share Certificate(s), representing such Shares, and all other documents required by this Letter of Transmittal cannot be delivered by the Depositary prior to the Expiry Time or (iii) the procedures for book-entry transfer cannot be complied with on a timely basis, may nevertheless tender such Shares pursuant to the Offer by following the procedures for guaranteed delivery set forth in Section 3, “Manner of Acceptance – Procedures for Guaranteed Delivery”. See Instruction 2, “Procedure for Guaranteed Delivery”.
     Please carefully read the instructions set out herein before completing this Letter of Transmittal.

TO:	7293411 CANADA INC.
AND TO:	COMPUTERSHARE INVESTOR SERVICES INC., as Depositary
     The undersigned hereby tenders in the Offer the Shares described below (the “Tendered Shares”). Subject only to the provisions of the Offer to Purchase regarding withdrawal, the undersigned hereby irrevocably accepts the Offer for the Tendered Shares upon the terms and conditions of the Offer. The following are the details of the enclosed certificate(s) representing the Shares being tendered pursuant to this Letter of Transmittal:
(please print)
(if space is insufficient, attach a list in the form below)
BOX 1- SHARES

Number of Shares
Certificate Number(s)	Name(s) in which	Represented by	Number of Tendered
(if applicable) *	Registered	Certificate(s) *	Shares **

TOTAL SHARES TENDERED:

*	You do not need to complete this column for Shares held by way of a Direct Registration Advice.

**	Unless otherwise indicated, the total number of Shares evidenced by all certificates delivered pursuant to acceptance of the Offer will be deemed to have been tendered. See Instruction 8 of this Letter of Transmittal, “Partial Tenders”.
     The undersigned acknowledges receipt of the Offer to Purchase and accompanying Circular and acknowledges that there will be a binding agreement between the undersigned and the Offeror, effective immediately following the Offeror’s accepting the Tendered Shares by the undersigned, in accordance with the terms and conditions of the Offer.
     The undersigned represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Tendered Shares and all rights and benefits arising from such Tendered Shares including, without limitation, any and all dividends, distributions, payments, securities, property or other interests that may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Tendered Shares or any of them on and after the date of the Offer, (collectively, “Distributions”); (ii) the undersigned owns the Tendered Shares and Distributions tendered in the Offer; (iii) the Tendered Shares and Distributions have not been sold, assigned or transferred, nor has any agreement been entered into to sell, assign or transfer any of the Tendered Shares and Distributions to any other person, (iv) the tender of the Tendered Shares and Distributions complies with applicable Laws, and (v) when the Tendered Shares and Distributions are accepted by the Offeror, the Offeror will acquire good title thereto (and to any Distributions), free and clear of all encumbrances.

     IN CONSIDERATION OF THE OFFER AND FOR VALUE RECEIVED, upon the terms and subject to the conditions set forth in the Offer to Purchase and in this Letter of Transmittal, subject only to the withdrawal rights set out in the Offer to Purchase, the undersigned irrevocably accepts the Offer for and in respect of the Tendered Shares and delivers to the Offeror the enclosed Share Certificate(s) representing the Tendered Shares and, on and subject to the terms and conditions of the Offer to Purchase, tenders, sells, assigns and transfers to the Offeror all right, title and interest in and to the Tendered Shares, and in and to all rights and benefits arising from the Tendered Shares, whether or not separated from the Tendered Shares, and any and all Distributions.
     If, on or after the date of the Offer, Optimal should divide, combine, reclassify, consolidate, convert or otherwise change any of the Shares or its capitalization, issue any Shares, or issue, grant or sell any Options, Warrants or other securities that are convertible into or exchangeable or exercisable for Shares, or disclose that it has taken or intends to take any such action, the undersigned agrees that the Offeror may, in its sole discretion and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer to Purchase, make such adjustments as it considers appropriate to the purchase price and other terms of the Offer (including, without limitation, the type of securities offered to be purchased and the amount payable therefor) to reflect such division, combination, reclassification, consolidation, conversion, issuance, grant, sale or other change.
     Shares and any Distributions acquired in the Offer shall be transferred by the Shareholder and acquired by the Offeror free and clear of encumbrances and together with all rights and benefits arising therefrom, including, without limitation, the right to any and all dividends, distributions, payments, securities, property, rights, assets or other interests which may be accrued, declared, paid, issued, distributed, made or transferred on or after the date of the Offer in respect of the Shares, whether or not separated from the Shares. If, on or after the date of the Offer, Optimal should declare, set aside or pay any dividend or declare, make or pay any other distribution or payment on or declare, allot, reserve or issue any securities, rights or other interests with respect to any Shares, which is or are payable or distributable to Shareholders on a record date prior to the date of transfer into the name of the Offeror or its nominee or transferee on the securities registers maintained by or on behalf of Optimal in respect of Shares accepted for purchase in the Offer, then (and without prejudice to its rights under “Conditions of the Offer” in Section 4 of the Offer to Purchase), (a) in the case of cash dividends, distributions or payments, the amount of dividends, distributions or payments shall be received and held by the tendering Shareholders for the account of the Offeror until the Offeror pays for such Shares, and to the extent that the value of such dividends, distributions or payments do not exceed the value of the Offer price per Share payable by the Offeror pursuant to the Offer, the Offer price per Share, as the case may be, pursuant to the Offer will be reduced by the amount of any such dividend, distribution or payment; (b) in the case of non-cash dividends, distributions, payments, securities, property, rights, assets or other interests, the whole of any such non-cash dividends, distributions, payments, securities, property, rights, assets or other interests shall be received and held by the tendering Shareholder for the account of the Offeror and shall be required to be promptly remitted and transferred by the tendering Shareholder to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer; and (c) in the case of any cash dividends, distributions or payments, the aggregate value of which exceeds the value of the Offer price per Share payable by the Offeror pursuant to the Offer, the whole of any such cash dividend, distribution or payment shall be received and held by the tendering Shareholders for the account of the Offeror and shall be required to be promptly remitted and transferred by the tendering Shareholders to the Depositary for the account of the Offeror, accompanied by appropriate documentation of transfer. Pending such remittance, the Offeror will be entitled to all rights and privileges as the owner of any such dividend, distribution, payment, securities, property, rights, assets or other interests and may withhold the entire Offer price payable by the Offeror in the Offer or deduct from the Offer price payable by the Offeror in the Offer the amount or value thereof, as determined by the Offeror in its sole discretion.
     The undersigned irrevocably constitutes and appoints certain officers of the Offeror and any other person designated by the Offeror in writing, as the true and lawful agent, attorney, attorney-in-fact and proxy of the holder of the Tendered Shares covered by this Letter of Transmittal (such powers of attorney, being coupled with an interest, being irrevocable) each with full powers of substitution (collectively, the “Attorney”), in the name of and on behalf of such Shareholder:
(a)	to register or record the transfer and/or cancellation of the Tendered Shares upon being accepted and paid for by the Offeror (the “Purchased Securities”) to the extent consisting of securities on the appropriate securities registers maintained by or on behalf of Optimal;

(b)	for so long as any such Tendered Shares are registered or recorded in the name of such Shareholder, to exercise any and all rights of such Shareholder including, without limitation, to vote, execute and deliver, any and all instruments of proxy, requisitions, authorizations, resolutions, consents or directions in form and on terms satisfactory to the Offeror, in respect of any Tendered Shares, to revoke any such instrument, requisition, authorization, resolution, consent or direction given prior to or after the tender of the Tendered Shares, to designate in any such instrument, requisition, authorization, resolution, consent or direction any person(s) as the proxy or proxy nominee(s) of such Shareholder in respect of such Tendered Shares for all purposes including, without limitation, in connection with any meeting(s) (whether annual, special or otherwise, or any adjournment(s) thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of Optimal;

(c)	to execute, endorse and negotiate, for and in the name of and on behalf of such Shareholder, any and all cheques or other instruments representing any Distributions payable to or to the order of, or endorsed in favour of the Shareholder;

(d)	to exercise any other rights of a Shareholder with respect to such Purchased Securities; and

(e)	execute all such further and other documents, transfers or other assurances as may be necessary or desirable in the sole judgement of the Offeror to effectively convey Purchased Securities to the Offeror.
     The power of attorney granted to the Attorney in this Letter of Transmittal to vote, execute and deliver any instruments of proxy, requisition, authorization, resolution, consent or direction in connection with any meeting(s) (whether annual, special or otherwise, or any adjournment thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of securities of Optimal may be used and relied upon only if the Offeror intends to proceed with the acceptance of and payment for the Tendered Shares.
     The undersigned accepts the Offer under the terms of this Letter of Transmittal and revokes any and all other authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by such Shareholder at any time with respect to the Tendered Shares or any Distributions. The undersigned agrees that no subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise will be granted with respect to the Tendered Shares or any Distributions or on behalf of the tendering Shareholder unless the Tendered Shares are not accepted and paid for under the Offer or are properly withdrawn in accordance with Section 7 of the Offer, “Withdrawal of Tendered Shares”.
     The undersigned also agrees not to vote any of the Tendered Shares at any meeting (whether annual, special or otherwise, or any adjournments thereof, including, without limitation, any meeting to consider a Subsequent Acquisition Transaction) of holders of relevant securities of Optimal and, except as may otherwise be agreed to with the Offeror, not to exercise any of the other rights or privileges attached to the Tendered Shares, and agrees to execute and deliver to the Offeror any and all instruments of proxy, requisitions, authorizations resolutions, consents or directions in respect of all or any of the Tendered Shares, and agrees to designate or appoint in any such instrument of proxy, requisition, authorization, resolution, consent or direction, the person(s) specified by the Offeror as the proxy of the holder of the Tendered Shares. Upon such appointment, all prior proxies and other, requisitions, authorizations (including, without limitation, all appointments of any agent, attorney or attorney-in-fact), resolutions, consents or directions given by the holder of such Tendered Shares with respect thereto will be revoked and no subsequent proxies or other authorizations or consents may be given by such person with respect thereto.
     The undersigned covenants under the terms of this Letter of Transmittal to execute, upon request of Offeror, any additional documents, transfers and other assurances as may be necessary or desirable to complete the sale, assignment and transfer of the Purchased Securities to the Offeror. Each authority herein conferred or agreed to be conferred is, to the extent permitted by applicable Laws, irrevocable and may be exercised during any subsequent legal incapacity of the undersigned and shall, to the extent permitted by applicable Laws, survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, executors, administrators, attorneys, personal representatives, successors and assigns of the undersigned.
     The Depositary will act as the agent of persons who have tendered Shares in acceptance of the Offer for the purposes of receiving payment from the Offeror and transmitting such payment to such persons, and receipt of payment by the Depositary will be deemed to constitute receipt of payment by persons tendering Shares under the Offer.

     Any tendered Shares that are not accepted and paid for by the Offeror pursuant to the terms and conditions of the Offer for any reason will be returned, at the Offeror’s expense, to the tendering Shareholder as soon as practicable after the Expiry Time or withdrawal or termination of the Offer by sending certificates representing the Shares not purchased by first class insured mail to the address of the tendering Shareholder specified in this Letter of Transmittal or, if such name or address is not so specified, in such name and to such address as shown on the securities registers maintained by or on behalf of Optimal.
     The undersigned acknowledges and agrees that the Offeror and the Depositary may in appropriate circumstances defer effecting transfer of Shares or cash and may retain such Shares or cash, as the case may be, until satisfactory evidence that there is no requirement to withhold any amount on the purchase price or the receipt by the Offeror and the Depositary of the appropriate certificate duly issued by Canadian tax authorities.
     Shareholders will not be required to pay any fee or commission if they accept the Offer by tendering their Shares directly with the Depositary.
     By reason of the use by the undersigned of an English language form of Letter of Transmittal, the undersigned shall be deemed to have required that any contract evidenced by the Offer as accepted through this Letter of Transmittal, as well as all documents related thereto, be drawn exclusively in the English language. En raison de l’usage d’une lettre d’envoi en langue anglaise par le soussigné, le soussigné et les destinataires sont présumés avoir requis que tout contrat attesté par l’offre et son acceptation par cette lettre d’envoi, de même que tous les documents qui s’y rapportent, soient rédigés exclusivement en langue anglaise.
SHAREHOLDER SIGNATURE
By signing below, the Shareholder expressly agrees to the terms and conditions set forth above.

SIGNATURE GUARANTEE	SHAREHOLDER/AUTHORIZED
(If required under Instruction 4)	REPRESENTATIVE INFORMATION
(Required; Instruction 3, 4 and 5)
Date:

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative (see Instruction 3 and 4)

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Daytime telephone number and facsimile of Shareholder

Telephone Number of Guarantor (please print or type)	E-mail Address of Shareholder or Authorized Representative

Tax Identification or Social Insurance or Social Security Number of Shareholder

SHAREHOLDER INFORMATION AND INSTRUCTIONS
     Under the Offer, the undersigned hereby agrees to receive US$2.40 in cash for each tendered Share payable in U.S. funds by cheque made payable as per the instructions in this Letter of Transmittal. Before signing this Letter of Transmittal, please carefully review and complete the following boxes, as appropriate.
BOX A
PAYMENT INSTRUCTIONS
ISSUE CHEQUE PAYABLE IN THE NAME OF:
(please print or type)

(Name)

(Address)

(City and Province or State)

(Country and Post (or Zip) Code)

(Telephone – Business Hours)

(Tax Identification, Social Insurance or Social Security Number)
(Please check either Box B or Box C)

BOX B		BOX C
DELIVERY INSTRUCTIONS		PICK-UP INSTRUCTIONS
☐		☐
SEND CHEQUE TO THE ADDRESS OF THE UNDERSIGNED AS IT APPEARS IN BOX A OR TO THE FOLLOWING ADDRESS
(complete the following only if you wish to have the cheque sent to an address other than that shown in Box A):
	OR	HOLD CHEQUE FOR PICK-UP AT THE OFFICE OF THE DEPOSITARY WHERE THIS LETTER OF TRANSMITTAL WAS TENDERED.
(please print or type)		(See last page for address of Depositary)

(Name)

(Address)

(City and Province or State)

(Country and Postal (or Zip) Code)

(Telephone – Business Hours)

BOX D
TENDERS PURSUANT TO NOTICE OF GUARANTEED DELIVERY
(see Instruction 2)

☐	CHECK IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

(please print or type)

Name of Registered Holder:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

	BOX E		BOX F
	(select one box below)		(select one box below)

☐	The undersigned represents that he or she is a resident of Canada for tax purposes.	☐	The undersigned represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder

	OR		OR

☐	The undersigned represents that he or she is not a resident of Canada for tax purposes.	☐	The undersigned is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

OR

☐	The undersigned represents that he or she is not a resident of Canada for tax purposes, but is a resident of the following country as may be provided pursuant to the terms of a tax treaty entered into between Canada and the aforesaid country, where applicable:_______________	A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box “A” or “B” that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes (as further described in Instruction 11).

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete the Substitute Form W-9 included below or otherwise provide certification that you are exempt from backup withholding, as provided in the instructions. If you require a Form W-8 (because, for example, you are a U.S. Shareholder who is not a U.S. person for U.S. federal income tax purposes), please contact the Depositary.

BOX G

Signature guaranteed by (if required by Instruction 3):	Date:___, 20___

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative — See Instruction 4

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Address of Guarantor (please print or type)	Taxpayer Identification, Social Insurance or Social Security Number of Shareholder (please print or type)

Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number of Shareholder or Authorized Representative

Daytime facsimile number of Shareholder or Authorized Representative

PAYER’S NAME:
BOX H: SUBSTITUTE FORM W-9
PAYER’S NAME: Optimal Group Inc.

PAYEE’S NAME:

PAYEE’S ADDRESS:

SUBSTITUTE	Part I: Taxpayer Identification Number	Part II: For Payees Exempt from Backup Withholding

FORM W-9		For Payees Exempt from backup withholding, see the Guidelines below and complete as instructed therein.

Social Security Number (SSN)

Department of the Treasury Internal Revenue Service	OR	Exempt

Payer’s Request for Taxpayer Identification Number (TIN) and Certification	Employer Identification Number (If awaiting TIN write “Applied For” and complete Parts III and IV)

Part III: — Certification —

Under penalties of perjury, I certify that:

(1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Signature of U.S. Person	Date

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND SOLICITATION. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE “APPLIED FOR”
IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9
PART IV: CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate Internal Revenue Service Center or Social Security Administration or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld. I understand that with respect to interest and dividend payments, and certain payments made with respect to readily tradable instruments, I will generally have 60 days to get a TIN and give it to the requester before I am subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. I understand that I will be subject to backup withholding on all such payments until I provide a TIN to the requester

Signature	Date

INSTRUCTIONS
1. Use of Letter of Transmittal
(a)	A properly completed and duly executed copy of the Letter of Transmittal (or a manually signed fax copy hereof), with the signature(s) guaranteed in accordance with the instructions herein, together with the accompanying certificate(s) representing the Tendered Shares, and all other documents required by this Letter of Transmittal, must be received by the Depositary at the address specified herein before 5:00 p.m. (Montréal time) on May 6, 2010, the Expiry Time, unless the Offer is extended or withdrawn or unless the procedures for guaranteed delivery set out in Instruction 2, “Procedures for Guaranteed Delivery” below, are employed.

(b)	The method of delivery of certificates representing Shares, the Letter of Transmittal and all other required documents is at the option and risk of the person tendering same. If certificates for Shares are to be sent by mail, registered mail with return receipt requested, properly insured, is recommended, and it is suggest that mailing be made sufficiently in advance of the Expiry Time to permit delivery to the Depositary on or prior to such time. Delivery will only be effective upon actual receipt of certificates and accompanying documentation for such Shares by the Depositary.

(c)	A Shareholder who wishes to tender Shares under the Offer and whose certificate is registered in the name of a broker, dealer, commercial bank, trust company or other nominee should immediately contact such nominee in order to take the necessary steps to be able to tender such Shares under the Offer.

(d)	A registered shareholder who holds their Shares in a book position with Optimal’s transfer agent, evidenced by a Direct Registration Advice should complete Box 1 of the Letter of Transmittal indicating the number of book Shares to be tendered under the Offer.
2. Procedure for Guaranteed Delivery
     If a Shareholder wishes to tender Shares pursuant to the Offer Share and (i) the Share Certificates representing such Shares are not immediately available, or (ii) such Shareholder cannot deliver the Share Certificates representing such Shares and all other required documents to the Depositary on a timely basis prior to the Expiry Time, such Shares may nevertheless be tendered validly under the Offer, provided that all of the following conditions are met:
(a)	such tender is made through an Eligible Institution (as defined below);

(b)	a properly completed and duly executed Notice of Guaranteed Delivery (or if sent by DTC, a message transmitted through electronic means by DTC in accordance with the usual procedures of DTC and the Depositary; provided, however, that if the notice is sent by DTC through such electronic means, it must state that DTC has received an express acknowledgement from the participant in DTC on whose behalf the Notice of Guaranteed Delivery is given that such participant has received and agrees to become bound by the Notice of Guaranteed Delivery), (or a manually signed facsimile thereof), including a guarantee to deliver by an Eligible Institution in the form set out in the Notice of Guaranteed Delivery, is received by the Depositary at its office set forth in the Notice of Guaranteed Delivery, at or before the Expiry Time; and

(c)	the Share Certificate(s) representing Tendered Shares have been distributed to Shareholders before the Expiry Time, in proper form for transfer together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed as required by the Instructions set out in this Letter of Transmittal (including signature guarantee if required by Instruction 4 below) and all other documents required thereby, are received by the Depositary at its office set out in this Letter of Transmittal before 5:00 p.m. (Montréal time) on the third trading day on the NASDAQ after the Expiry Date.

     The Notice of Guaranteed Delivery may be delivered by hand or courier, transmitted by electronic facsimile or mailed to the Depositary so as to be received by the Depositary at its office set out in the Notice of Guaranteed Delivery prior to the Expiry Date and must include a guarantee by an Eligible Institution in the manner set forth in the Notice of Guaranteed Delivery. Delivery to any office other than the office of the Depositary set out in the Notice of Guaranteed Delivery does not constitute delivery for the purposes of satisfying guaranteed delivery.
     An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP), where the members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers or banks and trust companies in the United States.
3. Signatures
     This Letter of Transmittal must be filled in and signed by the Shareholder accepting the Offer described above or by such Shareholder’s duly authorized representative (in accordance with Instruction 5 below).
(a)	If this Letter of Transmittal is signed by the registered holder of the accompanying Share Certificate(s), such signature(s) on this Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such certificate(s) without any change whatsoever, and such certificate(s) need not be endorsed. If such tendered certificate(s) are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

(b)	If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Tendered Shares or if cheque(s) are to be issued to a person other than the registered holder(s):
(i)	such tendered certificate(s) must be endorsed, or be accompanied by an appropriate share transfer power of attorney duly and properly completed by the registered holder; and

(ii)	the signature on such endorsement or power of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the certificates and must be guaranteed as noted in Instruction 4 below.
4. Guarantee of Signatures
     No signature guarantee is required on the Letter of Transmittal if: (a) the Letter of Transmittal is signed by the registered holder of the Shares exactly as the name of the registered holder appears on the Share Certificate tendered herewith; or (b) the Shares are tendered for the account of an Eligible Institution.
     In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. If a certificate representing Shares is registered in the name of a person other than the signatory of an Letter of Transmittal, the certificate must be endorsed or accompanied by an appropriate power of attorney, in either case, signed exactly as the name of the registered holder appears on the certificate with the signature on the certificate or power of attorney guaranteed by an Eligible Institution.
5. Fiduciaries, Representatives and Authorizations
     Where this Letter of Transmittal or any certificate or share transfer or power of attorney is executed by a person on behalf of an executor, administrator, trustee, guardian, attorney-in-fact, agent, corporation, partnership or association, or is executed by any other person acting in a fiduciary or representative capacity, such person should so indicate when signing and this Letter of Transmittal must be accompanied by satisfactory evidence of the authority to act. The Offeror, at its discretion, may require additional evidence of authority or additional documentation.

6. Transfer Taxes
     Except as set forth in this Instruction 6, the Offeror will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Shares pursuant to the terms and conditions of the Offer. If cash is to be issued to, or if Shares not tendered are registered or issued in the name of, any person other than the registered holder or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, then the amount of any transfer taxes (whether imposed on the holder(s) or such other person(s)) payable on account of the purchase of Shares will be deducted from the total consideration unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted. For the avoidance of doubt, transfer taxes will not be considered to include income, franchise or similar taxes that are occasioned by the purchase pursuant to the Offer.
7. Delivery Instructions
     If any cheque(s) are to be sent to or, in respect of partial tenders of Shares, certificates representing Shares are to be returned to, someone at an address other than the address of the Shareholder as it appears in Box “B”, then it will be mailed to the address of such Shareholder as it appears on the securities registers maintained by or on behalf of Optimal. Any cheque(s) or certificate(s) mailed in accordance with the Offer and this Letter of Transmittal will be deemed to be delivered at the time of mailing.
8. Partial Tenders
     If less than the total number of Shares evidenced by any Share Certificate submitted is to be tendered pursuant to the Offer, fill in the number of Shares to be tendered in the appropriate box on this Letter of Transmittal. In such case, a new Share Certificate for the number of Shares not tendered will be sent to the registered holder as soon as practicable following the Expiry Time. Unless otherwise indicated in this Letter of Transmittal, the total number of Shares evidenced by all certificates delivered will be deemed to have been tendered.
9. General
(a)	If the space on this Letter of Transmittal is insufficient to list all Share Certificates for the Purchased Shares, additional certificate numbers and number of securities may be included on a separate signed list affixed to this Letter of Transmittal.

(b)	If Tendered Shares are registered in different forms (e.g. “John Doe” and “J. Doe”), a separate Letter of Transmittal should be signed for each different registration.

(c)	No alternative, conditional or contingent tenders will be accepted. All tendering Shareholders by execution of this Letter of Transmittal (or a manually signed fax thereof) waive any right to receive any notice of the acceptance of Tendered Shares for payment.

(d)	The Offer and any agreement resulting from the acceptance of the Offer will be construed in accordance with and governed by the laws of the Province of Québec and the laws of Canada applicable therein. Unless otherwise required by law, each party to any agreement resulting from the acceptance of the Offer unconditionally and irrevocably attorns to the non-exclusive jurisdiction of the courts of the Province of Québec and the courts of appeal therefrom.
10. Lost Certificates
     If a Share Certificate has been lost or destroyed, this Letter of Transmittal should be completed as fully as possible and forwarded, together with a letter describing the loss, to the Depositary. The Depositary will forward such letter to Optimal, so that Optimal may provide a replacement certificate. If a Share Certificate has been lost or destroyed, please ensure that you provide your telephone number to the Depositary so that the Depositary or Optimal may contact you.

11. U.S. Shareholders and Substitute Form W-9
     The tax consequences of the Offer to holders of Shares are complex, and depend upon each Optimal Shareholder’s particular circumstances. See Section 21 of the Circular, “Certain U.S. Federal Income Tax Considerations,” for further details.
     You are urged to consult your own tax advisors regarding the tax consequences of the Offer to you, including the tax consequences that may pertain if Optimal and/or the Offeror were deemed a “passive foreign investment company” or “controlled foreign corporation” for U.S. federal income tax purposes.
     United States federal income tax law generally requires that a U.S. Shareholder who receives cash in exchange for Shares provide the Depositary with his correct Taxpayer Identification Number (“TIN”) or Employer Identification Number (“EIN”), which, in the case of a U.S. Shareholder who is an individual, is generally the individual’s social security number. If the Depositary is not provided with the correct TIN or EIN or an adequate basis for an exemption from backup withholding, as the case may be, such Shareholder may be subject to penalties imposed by the IRS and backup withholding in an amount equal to 28% of the gross proceeds of any payment received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the IRS by filing a timely refund claim.
     To prevent backup withholding on any payment made to a U.S. Shareholder (or person acting on behalf of a U.S. Shareholder), with respect to Shares tendered, each U.S. Shareholder that is a U.S. person (as defined below) must provide his correct TIN or EIN by completing the Substitute Form W-9 set out in this document, which requires such Shareholder to certify under penalty of perjury: (1) that the TIN or EIN provided is correct (or that such Shareholder is awaiting a TIN or EIN); (2) that (i) the shareholder is exempt from backup withholding; (ii) the Shareholder has not been notified by the Internal Revenue Service (“IRS”) that such Shareholder is subject to backup withholding as a result of a failure to report all interest or dividends; or (iii) the IRS has notified the Shareholder that such Shareholder is no longer subject to backup withholding; and (3) that the shareholder is a U.S. person (including a U.S. resident alien).
     A “U.S. person” is a beneficial owner of Shares that for U.S. federal income tax purposes is (a) an individual who is a citizen or resident of the United States, (b) a partnership, corporation, company or association created or organized in or under the laws of the United States, any state in the United States, or the District of Columbia, (c) an estate if the income of such estate is subject to U.S. federal income tax regardless of the source of such income, or (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for U.S. federal income tax purposes or (ii) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust.
     Exempt Shareholders (including, among others, corporations) are not subject to backup withholding requirements. To prevent possible erroneous backup withholding, an exempt Shareholder must enter its correct TIN or EIN in Part 1 of the Substitute Form W-9, check “Exempt” in Part 2 of such form, and sign and date the form. See the “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” (the “W-9 Guidelines”) that follow these instructions.
     If Shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.
     If a U.S. Shareholder does not have a TIN or EIN, such Shareholder should: (i) consult the W-9 Guidelines for instructions on applying for a TIN or EIN; (ii) write “Applied For” in the space for the TIN in Part I of the Substitute Form W-9; and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set out in this Letter of Transmittal. In such case, the Depositary may withhold 28% of the gross proceeds of any payment made to such shareholder prior to the time a properly certified TIN or EIN is provided to the Depositary. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally a U.S. Shareholder will have 60 days to get a TIN and give it to the requester before such Shareholder is subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. A U.S. Shareholder will be subject to backup withholding on all such payments until such Shareholder provides its TIN to the requester.

     Note. Entering “Applied For” means that the U.S. Shareholder has already applied for a TIN or that it intends to apply for one soon.
     Caution: A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.
     Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the IRS and backup withholding of a portion of any payment of gross proceeds made to such U.S. person. More serious penalties may be imposed for providing false information which, if wilfully done, may result in fines and/or imprisonment.
     If the Substitute Form W-9 is not applicable to a U.S. Shareholder because such shareholder is not a U.S. person for United States federal income tax purposes, such Shareholder will instead need to submit an appropriate and properly completed IRS Form W-8 Certificate of Foreign Status, signed under penalty of perjury. An appropriate IRS Form W-8 (W-8BEN, W-8EXP or other form) may be obtained from the Depositary.
A U.S. SHAREHOLDER WHO FAILS TO PROPERLY COMPLETE THE SUBSTITUTE FORM W-9 SET OUT IN THIS LETTER OF TRANSMITTAL AND ELECTION OR, IF APPLICABLE, THE APPROPRIATE IRS FORM W-8, MAY BE SUBJECT TO BACKUP WITHHOLDING OF 28% OF THE GROSS PROCEEDS OF ANY PAYMENTS MADE TO SUCH HOLDER PURSUANT TO THE OFFER AND MAY BE SUBJECT TO PENALTIES. BACKUP WITHHOLDING IS NOT AN ADDITIONAL TAX. RATHER, THE TAX LIABILITY OF PERSONS SUBJECT TO BACKUP WITHHOLDING WILL BE REDUCED BY THE AMOUNT OF TAX WITHHELD. IF WITHHOLDING RESULTS IN AN OVERPAYMENT OF TAXES, A REFUND MAY BE OBTAINED BY TIMELY FILING A TAX RETURN WITH THE IRS. THE DEPOSITARY CANNOT REFUND AMOUNTS WITHHELD BY REASON OF BACKUP WITHHOLDING.
EACH HOLDER OF SHARES IS URGED TO CONSULT SUCH HOLDER’S OWN TAX ADVISOR TO DETERMINE WHETHER SUCH HOLDER IS REQUIRED TO FURNISH A SUBSTITUTE FORM W-9, IS EXEMPT FROM BACKUP WITHHOLDING AND INFORMATION REPORTING, OR IS REQUIRED TO FURNISH AN IRS FORM W-8.
TO ENSURE COMPLIANCE WITH TREASURY DEPARTMENT CIRCULAR 230, SHAREHOLDERS ARE HEREBY NOTIFIED THAT: (A) ANY DISCUSSION OF U.S. FEDERAL TAX ISSUES IN THIS LETTER OF TRANSMITTAL AND ELECTION IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED BY SUCH SHAREHOLDERS, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE IMPOSED ON SUCH SHAREHOLDERS UNDER THE INTERNAL REVENUE CODE; (B) SUCH DISCUSSION IS BEING USED IN CONNECTION WITH THE PROMOTION OR MARKETING (WITHIN THE MEANING OF CIRCULAR 230) OF THE TRANSACTIONS OR MATTERS ADDRESSED HEREIN; AND (C) EACH SHAREHOLDER SHOULD SEEK ADVICE BASED ON ITS PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX ADVISOR.

FOR U.S. SHAREHOLDERS ONLY
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

Give NAME and SOCIAL
SECURITY number (SSN)
For this type of account:		of:
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)

3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)

4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)

	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner (1)

5.	Sole proprietorship or single-owner LLC not electing corporate status on Form 8832	The owner (3)

Give NAME and
EMPLOYER
IDENTIFICATION
For this type of account:		number (EIN) of:
6.	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

7.	Corporation or LLC electing corporate status on Form 8832	The corporation

8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization

9.	Partnership or multi-member LLC not electing corporate status on Form 8832	The partnership

10.	A broker or registered nominee	The broker or nominee

11.	Account with the Department of Agriculture in the name of a public entity (such as State or local government, school district or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “DBA” name. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Section references are to the Internal Revenue Code of 1986, as amended.
Obtaining a Number. If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card, from the local office of the Social Security Administration, or online at www.ssa.gov, or by calling 1-800-772-1213. Form SS-4, Application for Employer Identification Number, is available from the Internal Revenue Service (“IRS”) by applying online at www.irs.gov/business, or by obtaining the form by downloading it at www.irs.gov or by calling 1-800-829-3676.
Payees Exempt from Backup Withholding. The following is a list of payees exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (9). For broker transactions, payees listed in (1) through (13) are exempt. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker is also exempt. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (7), except that the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding or information reporting: medical and health care payments, attorneys’ fees and payments for services paid by a federal executive agency. Only payees described in items (2) through (6) are exempt from backup withholding for barter exchange transactions and patronage dividends.
(1)	A corporation.

(2)	An organization exempt from tax under section 501(a), or an individual retirement plan (“IRA”) where the payor is also the trustee or custodian, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

(3)	The United States or any of its agencies or instrumentalities.

(4)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(5)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(6)	An international organization or any of its agencies or instrumentalities.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under section 584a.

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian or listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

(15)	A trust exempt from tax under section 664 or described in section 4947.
Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, PLACE A CHECKMARK ON THE LINE NEXT TO “EXEMPT” IN PART II, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.
Payments that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections. Payments of interest generally not subject to backup withholding include the following:
•	Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.
Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. The IRS also may disclose this information to other countries under a tax treaty, or to federal and state agencies or law enforcement to enforce federal nontax criminal laws and to combat terrorism. You must provide your taxpayer identification number whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
Penalties.
(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE
This completed and signed Letter of Transmittal together with Optimal share certificates are to be delivered by mail, registered mail, hand or by courier to 7293411 Canada Inc.,
c/o Computershare Investor Services Inc. as follows:

Computershare Investor Services Inc.
Toll Free (North America): 1-800-564-6253
E-mail: corporateactions@computershare.com
Website: www.computershare.com
By Registered Mail, by Hand or by Courier

Montréal	Toronto

By Hand:	By Courier, Registered Mail or By Hand:

650 de Maisonneuve Blvd W.	100 University Avenue
7th Floor	9th Floor
Montreal, QC H3A 2S8	Toronto, ON M5J 2Y1

Attention: Corporate Actions	Attention: Corporate Actions

By Mail:

P.O. Box 7021, 31 Adelaide St E Toronto, ON M5C 3H2
Questions and requests for assistance may also be directed to the Information Agent.
The Information Agent for the Offer is:
Georgeson
100 University Avenue
11th Floor, South Tower
Toronto, Ontario M5J 2Y1
1-866-374-9664